UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2024

Robinhood Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)

(844) 428-5411
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01    Other Events.

As previously disclosed, Robinhood Crypto, LLC (“RHC”) has received investigative subpoenas from the Securities and Exchange Commission (“SEC”) regarding, among other topics, RHC’s cryptocurrency listings, custody of cryptocurrencies, and platform operations (the “RHC Activities”). RHC has cooperated with this investigation. On May 4, 2024, RHC received a “Wells Notice” from the Staff of the SEC (the “Staff”) stating that the Staff has advised RHC that it made a “preliminary determination” to recommend that the SEC file an enforcement action against RHC alleging violations of Sections 15(a) and 17A of the Securities Exchange Act of 1934, as amended. The potential action may involve a civil injunctive action, public administrative proceeding, and/or a cease-and-desist proceeding and may seek remedies that include an injunction, a cease-and-desist order, disgorgement, pre-judgment interest, civil money penalties, and censure, revocation, and limitations on activities.

Robinhood Markets, Inc. (“Robinhood”) uses the “Overview” tab of its Investor Relations website (accessible at investors.robinhood.com/overview) and its Newsroom (accessible at newsroom.aboutrobinhood.com), as means of disclosing information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg. FD). Investors should routinely monitor those web pages, in addition to Robinhood’s press releases, SEC filings, and public conference calls and webcasts, as information posted on them could be deemed to be material information.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, including with respect to potential action the SEC may take related to the RHC Activities. Our forward-looking statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual future results, performance, or achievements to differ materially from any future results expressed or implied in this Current Report. Factors that contribute to the uncertain nature of our forward-looking statements include, among others, the possibility of developments in our conversations with the SEC about the RHC Activities. Because some of these risks and uncertainties cannot be predicted or quantified and some are beyond our control, you should not rely on our forward-looking statements as predictions of future events. More information about potential risks and uncertainties that could affect our business and financial results is included in Part I, Item 1A of our Annual Report on Form 10-K for year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC’s web site at www.sec.gov. Except as otherwise noted, all forward-looking statements are made as of the filing date of this Current Report and are based on information and estimates available to us at this time. Except as required by law, we assume no obligation to update any of the statements in this Current Report whether as a result of any new information, future events, changed circumstances, or otherwise. You should read this Current Report with the understanding that our actual future results, performance, events, and circumstances might be materially different from what we expect.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date:	May 6, 2024	By:	/s/ Jason Warnick
Name: Jason Warnick
Title: Chief Financial Officer